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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                 April 17, 2002
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-21878                                      04-3081657
   (Commission File Number)                 (I.R.S. Employer Identification No.)


                 1900 AVENUE OF THE STARS, LOS ANGELES, CA 90067
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                 (Former Address of Principal Executive Offices)
                                   (Zip Code)


                                 (310) 553-4460
              (Registrant's Telephone Number, Including Area Code)


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         This Amendment No. 1 to the Report on Form 8-K (the "Original 8-K")
filed by Simon Worldwide, Inc. (the "Registrant") on April 23, 2002 is being filed to include as Exhibit 16 the letter from the Registrant's former accountants, PricewaterhouseCoopers LLP ("PWC"), regarding its concurrence or disagreement with the Registrant's statements concerning PWC's resignation contained in the Original 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 16:  PWC RESPONSE LETTER



SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                       SIMON WORLDWIDE, INC.


Date: May 1, 2002                      By: /s/ George Golleher
                                           -------------------------------------
                                           George Golleher,
                                           Member of Executive Committee